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                                                                EXHIBIT 10.10
                           WAIVER AND FIRST AMENDMENT


         WHEREAS each of Metropolitan Life Insurance Company, Texas Life Insurance Company and The Great-West Life Assurance Company (collectively the "Holders") is a holder of the 6.99% Senior Notes (the "Notes") of Jan Bell Marketing, Inc., a Delaware corporation (the "Company"); and

         WHEREAS the several Note Purchase Agreements (collectively the "Agreements") pursuant to which the Notes have been issued provide for consents, waivers and amendments of any provision of the Agreements or the Notes upon the consent of the Holders of all outstanding Notes; and

         WHEREAS the Company has requested that this First Waiver and Amendment be entered into in light of the facts and circumstances referred to in Section 1 hereof,

         NOW THEREFORE the Holders and the Company agree as follows, all terms not separately defined herein having the meaning given them in the Agreements:


         1. Background. The Company has entered into an agreement dated July 19, 1993 with one of its Key Customers, Sam's Wholesale Club ("Sam's"), pursuant to which the Company will operate leased departments in certain Sam's locations and, in respect of such locations, will no longer sell inventory to Sam's for re-sale by it. The Company has informed the Holders that the repurchase of inventory currently owned by Sam's resulted in a one-time charge to earnings for the quarter ended March 31, 1993 and such arrangement has resulted in a Loss of Key Customer. The Company has further informed the Holders that the One-Time Charge (as hereinafter defined) has caused the Company not to be in compliance with the provisions of Section 8.8 as of the end of the Company's fiscal quarter ended June 30, 1993. The Company has further informed the Holders that (a) it requires this Waiver and First Amendment only in respect of the One-Time Charge to earnings in the quarter ended March 31, 1993 and not in respect of any charges which may be taken in any other fiscal period and (b) the amount of such One-Time Charge (together with any adjustments thereof required to be made in connection with any audit of the Company's financial statements which includes that fiscal quarter) shall not exceed $20,000,000 in the aggregate. The One-Time Charge in the quarter ended March 31, 1993 as so adjusted and limited is referred to herein as the "One-Time Charge."

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         In light of the foregoing, the Company has requested the waivers and amendments referred to below.

         2. Requested Waiver. At the request of the Company, the Holders hereby waive the following defaults:

                 (a) default under Section 6.4 of the Agreements inasmuch as the agreement with Sam's with respect to leased departments and the consequent reduction of sales to Sam's constituted a Loss of Key Customer upon the occurrence of which the Company did not make an offer to prepay any Notes;

                 (b) default under Section 8.8 of the Agreements occurring solely by reason of the fact that the One-Time Charge has caused the ratio of Consolidated Net Income Available For Fixed Charges to Fixed Charges, during four consecutive of the five fiscal quarters ended June 30, 1993, to be less than 2:1;

                 (c) default under Section 5.1(e) insofar as the Company failed to give written notice, as required, of the defaults referred to above.



         3. Amendment of Section 8.8 of the Agreements. Section 8.8 of the Agreements is hereby amended by adding at end thereof the following:

                 "For the purposes of this Section 8.8, there shall be disregarded in the calculation of Consolidated Net Income Available for Fixed Charges a charge to earnings in the quarter ended March 31, 1993 arising out of the repurchase of inventory pursuant to an agreement between the Company and Sam's Wholesale Club dated July 19, 1993 but only to the extent such charge (together with any adjustments thereof required to be made in connection with any audit of the Company's financial statements which includes that fiscal quarter), shall not exceed $20,000,000 in the aggregate.

         4. Amendment of Section 10 of the Agreements. Section 10 of the Agreements is hereby amended by adding a new definition, to read as follows:
                 (a) "Customer" shall mean any Person (i) to whom the Company or a Restricted Subsidiary sells products of the Company for resale by such person or (ii) which operates a retail establishment in which the Company or a Restricted Subsidiary leases floor space (or floor space and related inventory storage area) for the operation by the Company or a Restricted Subsidiary of an entire "leased department" (as that term is commonly understood





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                 in the retail merchandising business) pursuant to a written agreement entered into by the Company or such Restricted Subsidiary."

                 (b) The definition of "Key Customer" shall be amended to read, in relevant part, as follows: "'Key Customer' means any Customer of the Company..."

                 (c) The definition of "Loss of Key Customer" shall be amended by inserting after the words "a level" in line six thereof the following: "such that the aggregate of (i) all orders placed by such Customer and (ii) all sales made by the Company and its Restricted Subsidiaries in "leased departments" (as that term is commonly understood in the retail merchandising business), after deduction of all amounts required to be paid pursuant to any lease or other agreement relating to the leased department (whether or not designated as rent or as additional rent) on account of maintenance, repairs, insurance, taxes, assessments, utilities, percentage rentals and similar charges in respect of such leased departments, shall be less than 50% of the level of all such orders and sales during the four fiscal quarters preceding the giving of such notice..." and shall be further amended to the extent that the references to "orders" in lines eight and ten shall each be exchanged to "such orders and sales."

         5. Limited Waiver and Amendment. Nothing in this First Waiver and Amendment shall be deemed (a) to waive any default or Event of Default which may have occurred or may in the future occur other than those occurrences and defaults which are specifically described in Section 2 hereof or (b) to amend the Agreements, or any provision thereof, other than to the extent specifically set forth in Sections 3 and 4 hereof.

         6. Expenses. The Company shall pay, and hold the Holders harmless against the payment of, all expenses incurred by any of the Holders in connection with this Waiver and First Amendment and the preparation, execution and delivery hereof, as provided in Section 12.1 of the Agreements.

         7. Governing Law. This First Waiver and Amendment shall be governed by the laws of the State of New York.

         8. Counterparts. This First Waiver and Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this First Waiver and Amendment to produce or account for more than one such counterpart.





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         IN WITNESS WHEREOF, the undersigned have executed this Waiver and
First Amendment as of this 30th day of August, 1993.

                                                    JAN BELL MARKETING, INC.

                                                    By:  /s/ Frank S. Fuino, Jr.
                                                        -----------------------
                                                        Frank S. Fuino, Jr.
                                                    Title: Executive Vice
                                                           President Finance

                                                    METROPOLITAN LIFE INSURANCE
                                                      COMPANY

                                                    By:  /s/ Thomas S. Lenihan
                                                         ----------------------
                                                         Thomas S. Lenihan
                                                    Title: Vice President

                                                    TEXAS LIFE INSURANCE COMPANY

                                                    By:  /s/ Steven Auppler
                                                         ----------------------
                                                         Steven Auppler
                                                    Title: Senior Vice President

                                                    THE GREAT-WEST LIFE
                                                      ASSURANCE COMPANY

                                                    By:  /s/ Wayne Hoffman
                                                         ----------------------
                                                         Wayne Hoffman
                                                    Title: Vice President
                                                      Private Placement
                                                      Investments

                                                    By:  /s/  E.A. Marr
                                                         ----------------------
                                                         E.A. Marr
                                                    Title: Assistant Vice
                                                      President Private
                                                      Placement Investments





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